UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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East West Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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East West Bancorp, Inc.,

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD MAY 25, 2005

Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of East West Bancorp, Inc. (the "Company") will be held at The Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California on May 25, 2005, beginning at 2:00 p.m. for the following purposes:

  Election of Directors. The election of two persons as directors for terms expiring in 2008 and to serve until his or her successors are elected and qualified, as more fully described in the accompanying Proxy Statement;

  Increase Authorized Shares. An amendment to East West Bancorp's Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

  Ratification of Auditors. Ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

  Other Business. The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

Properly signed proxy cards permit the proxy holder named therein to vote on such other business as may properly come before the Meeting and at any and all adjournments thereof, in their discretion. As of the date of mailing, the Board of Directors of the Company is not aware of any other matters that may come before the Meeting.

Only those stockholders of record at the close of business on March 29, 2005 shall be entitled to notice of and to vote at the Meeting.

YOUR VOTE IS VERY IMPORTANT. STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By order of the Board of Directors

DOUGLAS P. KRAUSE Executive Vice President, General Counsel and Corporate Secretary
San Marino, California March 29, 2005

East West Bancorp, Inc.
415 Huntington Drive San Marino, California 91108
(626) 583-3500

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS

To be held May 25, 2005

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board of Directors" or "Board") of East West Bancorp, Inc. (the "Company") for use at its annual meeting ("Meeting") of stockholders to be held on May 25, 2005 at The Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California, at 2:00 p.m. and at any adjournment thereof. This Proxy Statement and the enclosed proxy card ("Proxy") and other enclosures are first being mailed to Stockholders on or about April 12, 2005. Only stockholders of record on March 29, 2005 ("Record Date") are entitled to vote in person or by proxy at the Meeting or any adjournment thereof. The mailing address of the Company's principal executive office is 415 Huntington Drive, San Marino, CA 91108.

Matters to be Considered

The matters to be considered and voted upon at the Meeting will be:

  Election of Directors. The election of two persons as directors for terms expiring in 2008 and to serve until his or her successors are elected and qualified. The Board of Directors' nominees are:
Dominic Ng Herman Li

  Increase Authorized Shares. An amendment to East West Bancorp's Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000

  Ratification of Auditors. Ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

  Other Business. The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

Costs of Solicitation of Proxies

This solicitation of Proxies is made on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with it in connection with the solicitation of Proxies.

Outstanding Securities and Voting Rights; Revocability of Proxies

The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $.001 per share ("Common Stock"), of which 52,623,803 shares were issued and outstanding on the Record Date, and 5,000,000 shares of serial preferred stock, par value $.001 per share, of which no shares were issued and outstanding on the Record Date. A majority of the outstanding shares of Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions and broker non-votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

The Company's Certificate of Incorporation does not authorize cumulative voting. For the election of directors, the two persons receiving the highest number of votes "FOR" will be elected. Accordingly, abstentions, broker non-votes and votes "WITHHELD" in the election of directors have no legal effect.

Proposal No. 2, the amendment of the Certificate of Incorporation, requires the affirmative vote of the majority of the Company's outstanding shares. Unless otherwise required by law, the Certificate of Incorporation, or Bylaws, the ratification of auditors and other proposals that may properly come before the Meeting require the affirmative vote of the majority of shares present in person or by proxy at the Meeting and entitled to vote.

A Proxy for use at the Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation to the Secretary of the Company or a duly executed Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Brokers who hold shares of Common Stock for the accounts of their clients (who hold their shares in "street name") may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members.  Members of the New York Stock Exchange ("NYSE") are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes". There are no broker non-votes on the election of directors (Proposal No. 1) and the ratification of auditors (Proposal No. 3) and abstentions will have no effect on either proposal.  A broker non-vote or an abstention will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation (Proposal No. 2).

Unless revoked, the shares of Common Stock represented by properly executed Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in a properly executed Proxy, your shares of Common Stock will be voted "FOR" the election of the nominee for director set forth herein.

The enclosed Proxy confers discretionary authority with respect to matters incident to the Meeting and any other proposals which management did not have notice of at least 45 days prior to the date on which the Company mailed its proxy material for last year's annual meting of stockholders. As of the date hereof, management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors.

BENEFICIAL STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock as of the Record Date by (i) each person known to the Company to own more than 5% of the outstanding Common Stock, (ii) the directors and nominees for director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and its subsidiaries whose total annual compensation in 2004 exceeded $100,000 (the "Named Executives"), and (iv) all executive officers and directors of the Company and its subsidiaries, as a group:

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1) (2)		Percent of Class (2)
Westfield Capital Management Co. LLC (3) One Financial Center Boston, MA 02111	3,182,368		6.05%

T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street Baltimore, MD 21202	3,002,000		5.70%

Barclays Global Investors, NA (5) Barclays Global Investors, NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	2,906,374		5.52%

Dominic Ng	1,628,955		3.10%
Julia Gouw	450,588	(6)	*
Peggy Cherng	134,560		*
Donald Chow	69,365		*
Keith Renken	46,212		*
William Lewis	41,511		*
Jack Liu	39,538	(7)	*
Herman Li	38,238		*
John Kooken	13,522		*
Wellington Chen	11,492		*
All Directors and Executives Officers, as a group (10 persons)	2,473,981		4.70%

_______________

* Less than 1%.

(1) Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(2) Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the ownership and percentage ownership of the person (or group). Specifically, the following individuals have the right to acquire the shares indicated after their names upon the exercise of such stock options: Mr. Ng, 1,391,900; Ms. Gouw, 285,400; Ms. Cherng, 10,000; Mr. Kooken, 10,000; Mr. Li, 20,000; Mr. Liu, 27,300; Mr. Renken, 32,500; Mr. Chow, 38,150; Mr. Lewis, 30,850. The aggregate number of shares issuable upon the exercise of options currently exercisable held by the directors and officers as a group, is 1,846,100.

(3) Based on Schedule 13(G) filed with the Securities and Exchange Commission on February 14, 2005. Westfield Capital Management Co., LLC is an investment adviser registered under the Investment Advisers Act of 1940. As stated in this Schedule 13(G), any securities reported therein are, in fact, owned by various clients of the Management Company and the Management Company disclaims any beneficial interest in these securities.

(4) Based on Schedule 13(G) filed with the Securities and Exchange Commission on February 10, 2005. These securities are owned by various individuals and institutional investors, representing 5.70% of the shares outstanding, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) Based on Schedule 13(G) filed with the Securities and Exchange Commission on February 14, 2005.

(6) 1,400 of these shares are owned by family members for whom Ms. Gouw has voting and investment power; Ms. Gouw disclaims any beneficial interest in such shares.

(7) 10,000 of these shares are owned by Yuan Yi Tsui, the wife of Mr. Liu; Mr. Liu disclaims any beneficial ownership in such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities file with the Securities and Exchange Commission (the "SEC"), and with each exchange on which the Common Stock trades, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent holders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports provided during the fiscal year ended December 31, 2004, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote "For" All Nominees

Board of Directors and Nominees

The Company's Certificate of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors but may not be less than five. The Board of Directors is currently composed of seven members. The Bylaws further provide for the division of the directors into three classes of approximately equal size. Two members shall be elected to a three-year term at the Meeting of Stockholders in 2005, three members shall be elected to a three-year term at the annual meeting of stockholders in 2006, and two members shall be elected to a three-year term at the annual meeting of stockholders in 2007.

The directors proposed for election at the Meeting, Dominic Ng and Herman Li, were appointed to the Board of Directors in 1991 and 1998, respectively. Messrs. Ng and Li have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted in such a way as to effect, if possible, the election of Messrs. Ng and Li. In the event that Mr. Ng or Mr. Li should be unable to serve as a director, it is intended that the Proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that Mr. Ng or Mr. Li will be unavailable to serve on the Board of Directors.

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company. As of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940 except that Mr. Ng is a director of PacifiCare Health Systems Inc., Mr. Renken is a director of 21st Century Insurance and Dr. Cherng is a director of Worldwide Restaurant Concepts.

The following table sets forth certain information with respect to the Board's nominees for director and the current continuing directors of the Company. All directors of the Company are also directors of East West Bank (the "Bank"), the Company's principal subsidiary. Executive officers serve at the pleasure of the Board of Directors, subject to restrictions set forth in their employment agreements. See "ELECTION OF DIRECTORS -- Compensation of Executive Officers -- Employment and Change of Control Agreements".

		Year First Elected	Current Term
Name of Director	Age (1)	or Appointed (2)	to Expire
Nominees for term expiring 2008: Dominic Ng Herman Li	46 52	1991 1998	2005 2005
Continuing Directors: John Kooken Jack Liu Keith Renken Peggy Cherng Julia Gouw	73 46 70 57 45	2002 1998 2000 2002 1997	2006 2006 2006 2007 2007

__________

  As of March 29, 2005.
  Refers to the earlier of the year the individual first became a director of the Company and the Bank.

The principal occupation during the past five years of each director and nominee is set forth below. All directors have held their present positions for at least five years, unless otherwise stated.

Dominic Ng is Chairman, President and Chief Executive Officer of East West Bancorp, Inc. and East West Bank.  Prior to taking the helm of East West in 1992, Mr. Ng was President of Seyen Investment, Inc. and spent over a decade as a CPA with Deloitte & Touche LLP.  Mr. Ng serves on the boards of directors of the Federal Reserve Bank of San Francisco, Los Angeles Branch and PacifiCare Health Systems (NYSE: PHS).  Mr. Ng also serves on the Board of Trustees of the Asia Society.

Julia Gouw is Executive Vice President and Chief Financial Officer of East West Bancorp, Inc. and East West Bank.  Prior to joining East West in 1989, Ms. Gouw spent over five years as a CPA with KPMG LLP.  She serves on the Board of Visitors of the UCLA School of Medicine and chairs the Executive Advisory Board of the Iris Cantor-UCLA Women's Health Center.  Ms. Gouw is also on the Board of Directors of Huntington Memorial Hospital.

Peggy Cherng is Chief Executive Officer and Co-Chair of Panda Restaurant Group, which includes more than 700 restaurants in the U.S., Puerto Rico and Japan.  Dr. Cherng holds a PhD in Electrical Engineering and serves on the boards of the National Restaurant Association, Methodist Hospital of Southern California, the Peter F. Drucker Graduate School of Management at Claremont Graduate University and Worldwide Restaurant Concepts, Inc. (NYSE: SZ).

John Kooken has garnered a broad banking experience, having retired as Chief Financial Officer and Vice Chairman of Security Pacific Corp., the parent of former Security Pacific National Bank.  He served as a director of Golden State Bancorp until its acquisition in 2002.  Among his community activities, he is a member of the boards of Huntington Memorial Hospital and of the Children's Bureau of Southern California.

Herman Y. Li is Chairman of the C&L Restaurant Group Inc., one of the largest franchises in the Burger King system.  Mr. Li is President of the Southern California Burger King Franchisee Association and the Burger King Asian Franchisee Association.  He also serves on the Board of Directors of the National Franchisee Association representing over 8,000 Burger King restaurants worldwide.  Mr. Li is Vice-Chair of the Committee of 100.

Jack C. Liu, Esq. is Senior Advisor for Morgan Stanley International Real Estate Fund ("MSREF") and is President of MSREF's affiliates MSUB Asset Management Corp. and New Recovery Asset Management Corp. in Taiwan. Previously, during the period from 2000 to 2001, he was President of the Asia region of Global Gateway, L.P. Prior to that, Mr. Liu practiced with the law firm of Morgan Lewis & Bockius LLP, Los Angeles office. Mr. Liu is admitted to practice law in the jurisdictions of California, Washington, D.C. and the Republic of China.  His legal expertise is in international corporate, real estate and banking.

Keith W. Renken is Managing Partner of the consulting company Renken Enterprises and a professor in the University of Southern California Executive in Residence Program.  Mr. Renken is a former senior partner of Deloitte & Touche, from which he retired in 1992 after 33 years with the firm. He serves on the Board of Directors of 21st Century Insurance Group (NYSE: TW). Mr. Renken's many honors include the Distinguished Business Leader Award from the Los Angeles Area Chamber of Commerce.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        The Company is committed to having sound corporate governance principles. These principles are essential to running the Company's business efficiently and to maintaining the Company's integrity in the marketplace. The Company has adopted formal Corporate Governance Guidelines to explain our corporate governance principles to investors. In addition, the Company has also adopted a Code of Ethical Conduct. These guidelines, as well as our Code of Ethics and other governance matters of interest to investors, are available through our website at www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

DIRECTOR INDEPENDENCE /FINANCIAL EXPERTS

The Company's Board of Directors has conducted a review regarding the "independence" of each of its members under the standards of Rule 4200(a) (15) of the National Association of Securities Dealers listing standards. The Board has determined that 5 of its 7 members, all of whom are non-employee directors, satisfy NASDAQ's "independence" requirements. These independent directors are: Peggy Cherng, John Kooken, Herman Y. Li, Jack C. Liu and Keith W. Renken. Accordingly, a majority of the Board of Directors, and each member of its Audit, Compensation, and Nominating/Corporate Governance Committees, satisfy the independence requirements of NASDAQ.

In addition, the Board of Directors has conducted a review regarding the qualifications of each member of the Audit Committee under the standards of Rule 4350(d) (2) of the National Association of Securities Dealers listing standards and Section 10A(m) of the Exchange Act and determined that all members meet these standards.

The Company's Board of Directors has also conducted a review regarding whether any members of the Audit Committee meet the criteria to be considered a "financial expert" as that term is defined by the SEC. Based on its review, the Board determined that at least two of the three members of the Audit Committee, John Kooken, its chairman, and Keith Renken, qualify as "financial experts" by reason of their prior job experience as the chief financial officer of a publicly traded company and a certified public accountant, respectively.

COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Company's Board of Directors is conducted through its meetings, as well as through meetings of its committees. Set forth below is a description of the committees of the Board.

The Audit Committee reviews and reports to the Board on various auditing and accounting matters. The Audit Committee also engages the independent public accountants, reviews the scope and results of the procedures for internal auditing, reviews the Company's financial statements, reviews the independence of the Company's independent auditors, and approves all auditing and non- auditing services performed by its independent auditors. The Audit Committee currently consists of Keith Renken, Herman Li, and John Kooken as its chairman. All members of the Audit Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Bank also has an Audit Committee, which consists of the same directors who comprise the Company's Audit Committee and which generally meets jointly with the Company's Audit Committee. The Audit Committees met 10 times in 2004. The charter of the Audit Committee is attached hereto as Appendix A and is available through the Company's website at www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

The Nominating/Corporate Governance Committee nominates persons for election as directors and reviews corporate governance matters. The Nominating/Corporate Governance Committee currently consists of Jack Liu, John Kooken, and Herman Li as chairman. All members of the Nominating/ Corporate Governance Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Bank also has a Nominating/Corporate Governance Committee, which consists of the same directors who comprise the Company's Nominating/Corporate Governance Committee and which generally meets jointly with the Company's Nominating/Corporate Governance Committee. The joint Nominating/ Corporate Governance Committees met 2 times in 2004. The charter of the Nominating/Corporate Governance Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

The Compensation Committee establishes executive compensation policies as well as the actual compensation of the Chief Executive Officer. The Compensation Committee currently consists of Peggy Cherng, Keith Renken, and Jack Liu as chairman. All members of the Compensation Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Bank also has a Compensation Committee, which consists of the same directors who comprise the Company's Compensation Committee and which generally meets jointly with the Company's Compensation Committee. The Compensation Committees met 5 times in 2004. The charter of the Compensation Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

The Executive Committee is authorized to exercise certain powers of the Board of Directors during intervals between the meetings of the Board of Directors. The Executive Committee currently consists of Dominic Ng and Julia Gouw. The Bank also has an Executive Committee, which consists of the same directors who comprise the Company's Executive Committee. The Company's Executive Committee met 4 times in 2004 and the Bank's Executive Committee met 30 times in 2004. The charter of the Executive Committee is available through the Company's website at www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

The Company's Board of Directors met 7 times during 2004. All of the directors attended 100% of the meetings of the Board of Directors on which he or she served in 2004. The policy of the Company is to encourage all directors who are being elected and all directors who are also employees of the Company to attend the annual meeting of stockholders. All of these directors attended the 2004 annual meeting of stockholders.

Consideration of Director Nominees

Stockholder Nominees

The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications." Any Stockholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
East West Bancorp, Inc.
415 Huntington Drive
San Marino, CA 91108

In addition, nominations for director may be made by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with the Bylaws. Notice of a stockholder's intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company, no later than the close of business on the sixtieth (60 th) day nor earlier than the close of business on the ninetieth (90 th) day prior to the meeting at which directors are to be elected. However, in the event that less than sixty-five (65) days notice of the meeting is given to stockholders, notice by the stockholder to be timely must be delivered not later than the close of business on the seventh (7 th) day following the date of mailing notice of the meeting to stockholders. Such notification shall contain the following information: (a) all information about each proposed nominee that would be required in a proxy solicitation under the federal proxy rules; (b) the name and address of the notifying stockholder; and (c) the number of shares of the Company's Common Stock beneficially owned by the notifying stockholder. Nominations not made in accordance with the requirements in the Bylaws may be disregarded.

Director Qualifications

The Company's Corporate Governance Guidelines contain Board membership criteria that apply to Nominating/Corporate Governance Committee-recommended nominees for a position on the Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, finance, accounting, law or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.

Identifying and Evaluating Nominees for Directors

The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating/Corporate Governance regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating/Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating/Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating/Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating/Corporate Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating/Corporate Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company's annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating/Corporate Governance Committee. In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

COMMUNICATIONS WITH THE BOARD

The Company's Board of Directors welcomes suggestions and comments from stockholders. All stockholders are encouraged to attend the annual meeting of stockholders where senior management and outside auditors, as well as members of the Board, will be available to answer questions. Stockholders may also send written communications to the Board by writing to the Secretary of the Board of Directors at East West Bancorp, Inc., 415 Huntington Drive, San Marino, CA 91108. All communications (other than commercial communications soliciting the sale of goods or services to, or employment with, the Company or directors of the Company) will be directed to the appropriate committee or to the Chairman of the Board or to any individual director specified in the communication, as applicable.

EXECUTIVE SESSIONS

Executive sessions of non-management directors are generally held after every regularly scheduled Board meeting, at least six times a year. The sessions are scheduled and chaired by a presiding director on a rotating basis by the Chair of the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee. Any non-management director can request that an additional executive session be scheduled.

STOCK OWNERSHIP GUIDELINES

Directors and executive officers are encouraged to own the Company's Common Stock to further align management's financial interests with stockholders' interests. Under the Company's stock ownership guidelines for directors, all directors who have served at least one three-year term should accumulate at least $50,000 of Common Stock. Guidelines for senior officers are also in place and constitute share ownership in an amount having a market value equivalent to a multiple of the individual's annual base salary, depending upon that individual's management level, to be achieved within three years of becoming subject to the guideline. Stock ownership guidelines for directors and senior officers can be found through the Company's website at www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

COMPENSATION OF DIRECTORS

Employees of the Company and its subsidiaries are not compensated for service as directors of the Company or its subsidiaries. Nonemployee directors receive an annual retainer of $20,000 of cash and of $20,000 of restricted stock; the restricted stock has 3-year cliff vesting. The committee chairs each receive an additional annual cash retainer as follows: Audit - $10,000; Compensation - $7,000; Nominating /Corporate Governance - $5,000. Nonemployee directors also receive a meeting fee of $1,000 for each Board and committee meeting attended. Nonemployee directors may elect to receive their annual $20,000 cash retainer in the form of Common Stock, at a 25% risk premium (i.e., $25,000 of common stock) if they agree to hold the stock for at least one year.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

It is expected that until the executive officers of the Company begin to devote significant time to the separate management of the Company and the Bank, which is not expected to occur until such time as the Company becomes actively involved in additional businesses, the executive officers will only receive compensation for services as executive officers and employees of the Bank, and no separate compensation will be paid for their services to the Company. The following table sets forth the name and compensation of the Named Executive Officers for the fiscal years ended December 31, 2004, 2003, and 2002:

		Annual Compensation			Long-term Compensation
		(1)	(1)	(2) Other Annual	Restricted Stock	Shares Underlying	(3) All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	Awards	Options (#)	Compensation

Dominic Ng	2004	$680,000	$1,475,000	$ --	$ 2,994	1,000	$ 48,492
Chairman, President, and	2003	625,000	1,475,706	74,204	2,554	1,000	85,818
Chief Executive Officer	2002	570,835	950,000	57,203	--	1,000,200	506,798 (4)

Julia Gouw	2004	$247,736	$230,000	$ --	$ 2,994	1,000	$ 27,693
Executive Vice President,	2003	235,231	260,000	32,326	55,394	1,000	35,240
Chief Financial Officer,	2002	222,937	200,000	29,514	210,000	40,200	50,051
and Director

Wellington Chen	2004	$180,000	$180,000	$ --	$ 2,994	--	$ 12,402
Executive Vice President and	2003	15,033	--	--	209,967	--	140,000 (5)
Director of Corporate Banking	2002	--	--	--	--	--	--

Donald Chow	2004	$176,857	$135,000	$ --	$ 2,994	1,000	$ 19,600
Executive Vice President	2003	160,487	100,000	830	55,394	1,000	18,261
Commercial Lending	2002	156,708	50,000	261	52,500	16,200	19,781

William Lewis	2004	$181,637	$125,000	$ --	$ 2,994	21,000	$ 21,400
Executive Vice President	2003	164,000	90,000	--	87,098	21,000	20,140
Chief Credit Officer	2002	149,128	---	--	52,500	20,200	7,700

_________________

  Includes compensation deferred at election of the executive and the year upon which such compensation was earned.

  Represents interest paid on deferred compensation that, under applicable SEC guidelines, is deemed above-market interest.

  Represents employer contributions to the 401(k) Plan, unused vacation pay, automobile allowances, and financial planning services, and employer matching contributions to a separate officers' excess plan to compensate for salary and bonus limitations of permitted 401(k) contributions. The excess plan was terminated in 2003. The named executive officers are also provided with certain group life, health, and medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules.

  $350,000 of this amount was a special one-time bonus paid in 2002 as a result of the determination of the Compensation Committee that CEO compensation was, for at least several years, less than merited, based on performance and as compared to peer banks. The options granted in 2002 to the Chief Executive Officer were intended by the Compensation Committee to be considered a three-year grant of stock options.

  Represents signing bonus paid in 2003.

Option Grants

The following stock options were granted during 2004 to the Named Executive Officers pursuant to the Company's Stock Incentive Plan.

Option/SAR Grants in the Last Fiscal Year
	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise		Grant Date
	Options	Employees in	Price	Expiration	Present
Name	Granted (1)	FY 2004	($/Share)	Date	Value (2)

Dominic Ng	1,000	0.59%	$ 26.42	03/05/11	$ 6,354
Julia Gouw	1,000	0.59%	$ 26.42	03/05/11	$ 6,354
Donald Chow	1,000	0.59%	$ 26.42	03/05/11	$ 6,354
William Lewis	20,000	11.79%	$ 26.15	01/28/11	$ 130,104
	1,000	0.59%	$ 26.42	03/05/11	$ 6,354

_________________

  The options were granted pursuant to the Stock Incentive Plan. The options become exercisable in annual installments of 25% on each of the first, second, third and fourth anniversary dates of the grant. The options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. In the event of a change in control (as defined), the options will become exercisable in full. The options may be amended by mutual agreement of the optionee and East West Bancorp.

  The estimated present value at grant date of options granted during fiscal year 2004 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 3.5 years; risk-free interest rate of 2.80%, representing the interest rate on U.S. government zero-coupon bonds with maturities corresponding to the estimated time until exercise; a volatility rate of 30.66%; and a dividend yield of 0.76%, representing the current $0.20 per share annualized dividends divided by the fair market value of the common stock on the date of grant. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Option Exercises and Holdings

The following table sets forth certain information concerning options held by the Named Executives under the Company's Stock Incentive Plan:

Aggregated Option Exercises During Fiscal Year 2004
Option Values on December 31, 2004

			Number of Unexercised Options		Value of Unexercised In-the-Money Options
			At December 31, 2004		At December 31, 2004
Name	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Dominic Ng	200,000	$ 5,935,350	1,341,400	501,950	$ 44,008,631	$ 12,959,601
Julia Gouw	50,000	1,650,300	274,900	21,950	9,992,391	620,401
Donald Chow	-	-	28,650	14,950	879,925	421,552
William Lewis	-	-	15,350	46,850	421,641	1,012,898

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2004 regarding equity compensation plans under which equity securities of the Company were authorized for issuance.

(c)
Number of securities
	(a)	(b)	remaining available for
	Number of securities	Weighed average	future issuance under
	to be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in Column (a)
Equity compensation plans
approved by security holders	3,916,454	$ 11.93	2,441,962
Equity compensation plans not
approved by security holders	-	-	-
Total	3,916,454	$ 11.93	2,441,962

Retirement Plans

The Company has two retirement plans. The Company's 401(k) Plan (the "401(k) Plan") is a qualified retirement plan under the Internal Revenue Code of 1986 as amended (the "Code") and is open to all employees of the Company and its subsidiaries with at least three months of service. In 2004, the Company matched 100% of the first 6% of employee salary contributions to the 401(k) Plan, up to a maximum contribution of $13,000 per employee. The matching is in the form of the Company's Common Stock, and the employees are not restricted in their ability to sell the Common Stock and reinvest in other permitted investments.

The Company also has a Supplemental Executive Retirement Plan (the "SERP") which provides supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are, under applicable Internal Revenue Service regulations, limited. The Board of Directors designates those employees who are eligible to participate in the SERP. The Board has designated named executive officers Mr. Ng, Ms. Gouw, and Mr. Chow as participants in the SERP. Benefits under the SERP include income generally payable commencing upon a designated retirement date until age 80 and a death benefit for the participant's designated beneficiaries based on the present value of the projected future payments. Participants will be entitled to a projected benefit equal to 50% of his or her 2001 total compensation, adjusted 3% per year for cost of living. The designated retirement date is the 20th anniversary of employment by the Company and early retirement after 15 years is permitted with lower benefits. SERP benefits begin to vest after 15 years of service, however vesting accelerates to 100% upon a change in control of the Company. Upon a termination of employment for "cause," the participant forfeits all benefits. The participant is entitled to all vested benefits in the case of a termination without "cause," however, if a participant voluntarily resigns prior to becoming 100% vested, his or her benefits are forfeited. The Company has purchased life insurance contracts on the participants in order to finance the cost of these benefits and it is anticipated that, because of the tax-advantaged effect of this life insurance investment, the return on the life insurance contracts will be approximately equal to the accrued benefits to the participants under the SERP, other than in the event of accelerated vesting because of a change of control. As of December 31, 2004, Mr. Ng, Ms. Gouw, and Mr. Chow respectively had 13, 15, and 11 years of service under the SERP. As of December 31, 2004, the vested benefit obligation under the SERP for Ms. Gouw was $1.0 million.

The SERP is an unfunded non-qualified plan, which means that the participants have no rights under the SERP beyond those of a general creditor of the Company, and there are no specific assets set aside by the Company in connection with the plan. There are accordingly no assurances to the participants that the Company will upon retirement be able to pay the accrued benefits. The SERP is not an employment contract.

Employment and Change of Control Agreements

The Bank, the Company's principal subsidiary, has entered into employment agreements with certain of its executive officers intended to ensure that the Bank will be able to maintain a stable and competent management base. The Bank entered into an employment agreement with its Chief Executive Officer, Mr. Ng, in June 1998 in connection with the sale of the Bank by its prior stockholders. This employment agreement provides for a three-year term, which extends automatically unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation. In addition to a base salary and bonus to be determined annually, the employment agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

In the event the Bank chooses to terminate Mr. Ng's employment for any reason other than for cause (as defined in the employment agreement), or in the event of Mr. Ng's resignation from the Bank upon (i) failure to re-elect him to his current offices; (ii) a material change in his functions, duties or responsibilities; (iii) a relocation of his principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the agreement by the Bank; or (vi) his death or permanent disability, Mr. Ng, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement and (ii) three times the preceding taxable year's base salary and bonus. In addition, Mr. Ng will be entitled to an additional payment to the extent he is subject to an excise tax because such severance benefits constitute "excess parachute payments," as defined in the Code. In general, under the Code, an "excess parachute payment" is the amount by which payments contingent on a change in ownership or control exceed three times the employee's average annual compensation over five years.

Certain other executive officers have agreements providing that, should they be terminated without cause or should they resign for good reason, including a detrimental change in responsibilities or a reduction in salary or benefits, the Bank shall pay such executive officer a designated lump sum. The payments range from six months to three years of base salary plus bonuses and certain benefits.

If all of the executive officers with these agreements were terminated without cause following a change in control, the executive officers would be entitled to receive an aggregate payment of approximately $11.3 million (estimated as of March 18, 2005). In addition, existing options and restricted stock issued under the Company's 1998 Stock Incentive Plan and benefits under the SERP, also will vest upon a change of control. Although the above-described employment agreements could increase the cost of any acquisition of control of the Company or the Bank, management does not believe that the terms thereof would have a significant anti-takeover effect.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company's Compensation Committee establishes the general policies regarding compensation of the executive officers and approves the specific compensation levels for the Chief Executive Officer. The Compensation Committee also reviews the compensation of the executive officers and approves all grants of incentive shares. The members of the Compensation Committee are Peggy Cherng, Keith Renken, and Jack Liu as its chairman. Each member of the Compensation Committee is independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Committee employs a nationally recognized independent compensation consulting firm to assist it in its deliberations.

Set forth below is a report of the Company's Compensation Committee addressing the compensation policies for 2004 applicable to the Company's Chief Executive Officer.

OVERALL PHILOSOPHY

The goals of the executive compensation and benefits programs are to enable the Company to attract and retain high caliber executives, provide a total compensation package in a cost effective manner, encourage management ownership of the Company's Common Stock and to maximize return to its stockholders.

The Company's philosophy is to provide a compensation program that is designed to reward achievement of the Company's goals and objectives and to provide total compensation opportunities that are competitive when compared with those of comparable financial institutions.

To achieve these objectives:

  The principal objective of the salary program is to maintain salaries that are targeted at the median for comparable positions in similarly sized financial institutions,

  Annual incentives are designed to reward for overall Company success and individual performance and provide for competitive total cash compensation opportunities when performance targets are met and for above competitive levels when warranted by above target performance, and

  The principal objective of the long-term stock-based incentive plan is to align management's financial interests with those of the Company's stockholders, provide incentive for management ownership of the Company's Common Stock, support the achievement of long-term financial objectives, and provide for long term incentive reward opportunities.

Employee benefits are offered to provide a competitive total compensation program and to encourage retention of key employees.

ELEMENTS OF THE COMPENSATION PROGRAM

There are three principal elements of the executive compensation program - base salary, bonus compensation (annual incentive) and long-term stock-based incentive compensation (stock options and/or restricted stock). In determining each component of compensation, the total compensation package of each executive is considered.

Base Salaries

The salary of each executive officer is determined initially according to competitive pay practices, level of responsibility, prior experience, and breadth of knowledge, as well as internal equity issues. The Company uses its discretion rather than a formal weighting system to evaluate these factors and to determine individual base salary levels. Thereafter, base salaries are reviewed on an annual basis, and increases are made based on a subjective assessment of each executive's performance, as well as the factors described above.

Annual Incentives

The Company provides annual incentives to all employees, including executive officers. Annual incentives are intended to reward for overall Company success and individual performance and provide generally competitive total cash compensation opportunities at target performance and above competitive levels when warranted by performance above target. In 2002, the stockholders of the Company approved the Company's Performance-Based Bonus Plan (the "Bonus Plan"). The Bonus Plan was adopted in light of Code Section 162(m), which does not permit a publicly traded company to deduct compensation in excess of $1,000,000 unless the compensation in excess of $1,000,000 is "performance based." The Bonus Plan is structured so that bonuses paid under the Plan will qualify as "performance-based" compensation. To qualify as performance-based, the bonus must be determined by measurable and objective financial criteria, such that the amount of the bonus, once the formula is established, is non-discretionary. Because bonuses are paid under the Bonus Plan only if the Company's financial or other results meet or exceed certain quantifiable performance goals established by the Compensation Committee, the Compensation Committee believes that the Company may deduct such bonuses for Federal income tax purposes even if the bonus payments, together with salary, paid to an executive officer in any one year may exceed $1 million. Currently, Mr. Ng, the CEO of the Company, is the only officer participating in the Bonus Plan.

For other executive officers' bonuses, the Company sets competitive bonus target and awards actual bonuses based 60% on overall corporate goals and 40% on individual or department goals. The corporate goals in 2004 related to earnings per share, return on equity, return on assets, commercial business loans, trade finance loans, non-interest income, and core deposits. The company also considers in a non-formulaic way each executive officer's individual contributions and performance.

Long-Term Stock-Based Incentives

The Company believes that long-term incentive compensation opportunities should be stock-based to strengthen the alignment between management's interests and those of Company's stockholders. Under its 1998 Stock Incentive Plan, the Company generally grants incentive shares in Restricted Stock and/or stock options to all executive officers of the Company and the Bank. All stock options have been granted at an option price not less than the fair market value of the common stock on the date of grant. Thus, stock options have value only if the stock price appreciates from the date the options are granted. Restricted Stock provides a tangible ownership stake whose ultimate value is linked to the stock price, and which helps in retaining talented executives. The object is to support an executive team focused on the long-term success of the company and on the creation of stockholder value over the long term.

In determining the number of incentive shares granted to individual executives, individual contributions, business unit performance, competitive practices, the number of incentive shares previously granted, and value of the stock on the date of the grant are considered. Formal weightings have not been assigned to these factors.

CHIEF EXECUTIVE OFFICER COMPENSATION

The bonus of the Chief Executive Officer is described in the Summary Compensation Table. This indicated bonus was determined pursuant to the Bonus Plan and the terms of Mr. Ng's employment contract. The bonus was based on the satisfaction of performance criteria determined by the Board. The performance criteria established for 2004 were based on the Company's Earnings per Share, Return on Equity and Return on Assets. Because of the banks' outstanding performance during 2004, the formula bonus could have paid at maximum, which was 250% of base salary. The actual bonus paid was above target, but below this formula maximum. No bonuses were paid to the Chief Executive Officer outside of the Bonus Plan. In early 2005 the Committee approved a grant of 25,000 stock options and 25,000 shares of restricted stock for Mr. Ng, reflecting competitive practice and his outstanding contributions to the Company's success.
Dated: March 29, 2005	THE 2005 COMPENSATION COMMITTEE
Jack Liu, Chairman Peggy Cherng Keith Renken

The Compensation Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 (the "Securities Act") or the Exchange Act except to the extent the Company specifically incorporates this Compensation Committee Report therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee is, or ever has been, an officer or employee of the Company or any of its subsidiaries.

Except as provided herein, there are no existing or proposed material transactions between the Company or the Bank and any of its executive officers, directors, or the immediate family or associates of any of the foregoing persons.

REPORT BY THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a written charter most recently revised and adopted by the Company's Board of Directors on May 17, 2004. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A and is available through the Company's website at www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

The Board of Directors has determined that each of the members of the Audit Committee is independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

In performing its function, the Audit Committee has among other tasks:

  reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2004 with management and with the independent auditors;

  discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and

  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.
Dated: March 29, 2005	THE 2005 AUDIT COMMITTEE
John Kooken, Chairman Keith Renken Herman Li

The Audit Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report therein.

STOCK PERFORMANCE GRAPH

The following graph shows a comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies in the Standard & Poor's 500 Index and the SNL Western Bank Index for the period beginning on February 8, 1999, the first day of trading in the Company's Common Stock, through December 31, 2004. This graph is historical only and may not be indicative of possible future performance of the Common Stock.

Total Return Performance
Index Value
800
700
600
500
400
300
200
100
0
East West Bancorp, Inc.
S&P 500*
SNL Western Bank Index
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

	Period Ending
INDEX	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
East West Bancorp, Inc.	100.00	219.82	228.19	322.42	484.63	762.66
S&P 500*	100.00	91.20	80.42	62.64	80.62	89.47
SNL Western Bank Index	100.00	132.40	115.78	126.67	171.59	195.00

_________________

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission.  All rights reserved.  www.crsp.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company from time to time may lend money through its subsidiary the Bank to various directors and corporations or other entities in which a director may own a controlling interest. These loans (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) do not involve more than a normal risk of collectibility and do not present other unfavorable features. The Company does not have, and does not intend to make, any loans to named executive officers. None of the directors or named executive officers of the Company, or any associate or affiliate of such persons, had any other material interest, direct or indirect, in any transaction during the past year or any proposed transaction with the Company.

INDEPENDENT AUDITORS

The independent auditor of the Company and the Bank is Deloitte & Touche LLP. Deloitte & Touche LLP performs both audit and non-audit professional services for and on behalf of the Company and its subsidiaries.

The following table sets forth information regarding the aggregate fees billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2004 and 2003:

	2004	2003
Audit Fees (a)	$265,100	$203,500
Audit-Related Fees (b)	489,880	65,310
Tax Fees (c)	--	--
All Other Fees (d)	--	--

______________

  Includes fees paid by the Company to Deloitte & Touche LLP for professional services rendered by Deloitte and Touche LLP for the audit of the Company's consolidated financial statements in the Form 10-K and review of financial statements included in Form 10-Qs and for services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements.

  Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, including examinations of management assertions as to the effectiveness of internal control over financial reporting.

  Includes fees for tax compliance, tax advice and tax planning.

  Includes fees for any service not included in the first three categories above.

All work performed by independent auditors must be pre-approved by the Audit Committee. All audit-related, tax and other services were reviewed and approved by the Audit Committee, which concluded that the provision of these limited services by Deloitte & Touche LLP did not compromise that firm's independence in the conduct of its auditing function. All professional services rendered by Deloitte & Touche LLP during 2004 were furnished at customary rates and terms.

PROPOSAL NO. 2

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES

The Company's Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. The Board of Directors is recommending an amendment to increase the number of authorized shares of common stock to 200,000,000. The Board approved this increase at its meeting on January 25, 2005, subject to the approval of the Company's stockholders.

As of March 29, 2005, 62,811,618 of the 100,000,000 common shares have been used or reserved for use as follows: 52,623,803 issued and outstanding shares; 4,866,460 shares subject to issuance upon the exercise of stock options and warrants; and 5,321,355 shares reserved for future issuance under our stock option plan and employee stock purchase plan. This leaves 37,188,382 shares authorized but unissued shares of common stock available for future use.

Increasing the number of authorized shares of common stock will give the Company greater flexibility for stock splits and stock dividends, issuances under employee benefit plans, financings, corporate mergers and acquisitions and other general corporate purposes. Having this additional authorized capital stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of a special meeting of stockholders. The additional shares would then be available for issuance unless shareholder approval action is required by applicable law or under the rules of any stock exchange on which the Company's common stock may then be listed to list the additional shares.

In particular, a long-term goal of the Company is to increase retail stock ownership among customers and among the local community as a way to increase synergies between the business of the Company and the owners of the Company. The company's stock price has risen from $4.81, the closing price when it was first listed on the NASDAQ National Market on February 8, 1999 to $36.33 as of March 29, 2005. The Board believes that a stock split or stock dividend, if effected, would result in a market price that could be more attractive to a broader spectrum of investors and therefore should benefit both the Company and its stockholders.

Stockholders' current ownership of common stock will not give them automatic rights to purchase any of the additional authorized shares. Any future issuances of additional authorized shares of common stock may, among other things, have a dilutive effect on earnings per share of common stock and on the equity and voting rights of those holding common stock at the time the additional authorized shares are issued.

We have not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although one of the effects of the amendment may be to enable the Board to issue shares of common stock in a manner that might have the effect of discouraging or making it more difficult for a third party to acquire control of the Company by means of a merger, tender offer, proxy contest or otherwise that is not favored by the Board of Directors, and as a result protect the continuity of present management. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Such additional shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company. However, the Board of Directors is not presenting the proposal to amend the Certificate of Incorporation for anti-takeover purposes and is not aware of any effort to accumulate the Company's common stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

The Company is not presently negotiating with anyone concerning the issuance or use of any of the additional authorized shares of common stock and the Company has no present arrangements, understanding or plans concerning the issuance or use of any of the additional authorized shares.

If the proposed amendment to the Certificate of Incorporation is approved by the stockholders, it will become effective on the date upon which the amendment to the Certificate is filed with the Delaware Secretary of State. The proposal is to amend Section 1 of Article VI of the Certificate of Incorporation to read as follows:

Section 1. The total number of shares of all classes of capital stock which the Corporation has authority to issue is 205,000,000 as follows: (a) 200,000,000 of common stock, $.001 par value per share ("Common Stock"), and (b) 5,000,000 of preferred stock, $.001 par value per share ("Preferred Stock").

The Board of Directors recommends that stockholders vote FOR this proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors Recommends a Vote "For" the Ratification of Auditors

Deloitte & Touche LLP has been approved by the Audit Committee of the Company to be the independent auditors of the Company for the 2005 fiscal year. The stockholders are being asked to ratify the selection of Deloitte & Touche LLP. If the stockholders do not ratify such selection by the affirmative vote of a majority of the votes cast, the Audit Committee will reconsider its selection. Under applicable SEC regulations, the selection of the independent auditors is solely the responsibility of the Audit Committee.

Representatives from the firm of Deloitte & Touche LLP will be present at the Meeting and will be given the opportunity to make a statement if they desire to do so, and will be available to respond to stockholders' questions.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be included in the proxy materials for the 2006 annual meeting of stockholders must be received by the Secretary of East West Bancorp, 415 Huntington Drive, San Marino, California 91108, by December 10, 2005 (120 days prior to the anniversary of this year's mailing date).

Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and by the Company, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2006 annual meeting of stockholders is February 23, 2006 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal without discussion when and if the proposal is raised at the 2006 annual meeting of stockholders.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Meeting. The enclosed Proxy grants the Proxyholders discretionary authority to vote on any matter properly brought before the Meeting.

ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 2004 will also be mailed to all stockholders. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Deloitte & Touche LLP, the Company's independent auditors.

Stockholders may obtain without charge a copy of the Company's annual report on Form 10-K including financial statements required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2004 by writing to East West Bancorp, Inc. at 415 Huntington Drive, San Marino, California 91108.

OTHER BUSINESS

Management knows of no business, which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the Proxy.

East West Bancorp, Inc.

DOUGLAS P. KRAUSE Executive Vice President, General Counsel and Corporate Secretary
San Marino, California March 29, 2005

Exhibit A

EAST WEST BANCORP, INC.
AUDIT COMMITTEE CHARTER

MISSION

The Audit Committee is appointed by the Board of Directors of East West Bancorp, Inc. (the "Company") to assist in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the internal and external auditors of the Company.

MEMBERSHIP

The Audit Committee shall consist of at least three members. The members of the Audit Committee shall be appointed by the Board of the Company. The Committee may act as a joint committee with the audit committee of the Board of Directors of East West Bank

The members of the Audit Committee shall each be "independent," as such term is defined in the Sarbanes-Oxley Act of 2002 (the "Act") and regulations promulgated thereunder and under the rules of the NASDAQ National Market. If the Committee is acting as a joint committee with the audit committee of East West Bank, the members shall also each be "independent" as determined by the Board of East West Bank under Federal Deposit Insurance Corporation Regulation 363.5, and shall not include any large customers of East West Bank.

Each Committee member shall be able to read and understand financial statements. At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication such that he or she meets the definition of a "financial expert" as such term is defined in regulations issued by the Securities and Exchange Commission (the "SEC") and such rules as may be issued by the NASDAQ National Market. In addition, at least two members must have banking or related financial management experience.

KEY RESPONSIBILITIES

The Committee shall perform the functions and have the responsibilities described below:

Oversight of Registered Public Accounting Firm.

In the course of its oversight of the registered public accounting firm as provided under this Charter, the Committee will be guided by the premise that the independent auditor is ultimately accountable to the Board and the Committee.

    The Committee shall have the authority and responsibility to appoint, compensate and oversee auditing work of the independent auditor. The independent auditor shall report directly to the Committee.

    The Committee shall:
      receive from the registered public accounting firm annually, a formal written statement delineating the relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

      discuss with the registered public accounting firm the scope of any such disclosed relationships and their impact or potential impact on the independent auditor's independence and objectivity; and

      recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.
    The Committee shall review and approve the proposed scope of the annual independent audit of the Company's financial statements and the associated fees, as well as any significant variations in the actual scope of the independent audit and the associated fees. The Committee shall have authority to pay all fees and expenses of the registered public accounting firm as it deems appropriate.

    The Committee shall review the registered public accounting firm's report relating to reportable conditions in the internal control structure and financial reporting practices.

    The Committee shall approve in advance any non-audit service permitted by the Act that its registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act. This approval may be delegated to a member of the Committee, who may act on behalf of the Committee in this regard and report any such matters approved at the next Committee meeting.

    The Committee shall ensure that the lead audit partner assigned by the Company's independent auditor is changed at least every five years.

  Oversight of Internal Auditors.

  The Committee shall have oversight and responsibility for the internal audit department. The internal audit department shall report directly and solely to the Committee regarding both audit issues and administrative issues (e.g., resources, budget, appraisals, and compensation). The Committee shall have authority to hire or terminate personnel and approve budgets. The Committee shall review and discuss with management and the registered public accounting firm:

    The quality and adequacy of the Company's internal accounting controls.

    Organization of the internal audit department, the adequacy of its resources and the competence of the internal audit staff.

    The audit risk assessment process and the proposed scope of the internal audit department for the upcoming year and the coordination of that scope with registered public accounting firm.

    Results of the internal auditors examinations together with management's response thereto.

    Reports of any material defalcations.

  Oversight of Management's Conduct of the Company's Financial Reporting Process.

    Audited Financial Statements. The Committee shall review and discuss with the registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareowners if distributed prior to the filing of Form 10-K) and review and consider with the registered public accounting firm the matters required to be discussed by the applicable Statement of Auditing Standards ("SAS"), including critical accounting policies and practices, alternate treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm, and other material written communications between the registered public accounting firm and the management of the Company. The Committee will resolve any disagreements between management and the registered public accounting firm of the Company. Based on these discussions, the Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K (or the Annual Report to Shareowners).

    Interim Financial Statements. The Committee, through its Chairman or the Committee as a whole, will review, prior to the filing thereof, the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q and the matters required to be discussed by the applicable SAS. The Committee, through its Chairman or the Committee as a whole, will also review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements.

    Financial Reporting Practices. The Committee shall review, as appropriate, unless already being reviewed by the Board:
    (i) Changes in the Company's accounting policies and practices and significant judgments that may affect the financial results.
    (ii) The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management.

    Internal Controls: The Committee will discuss and review management's internal control procedures supporting its financial reporting process and the documentation used to verify the controls.

  Assist the Board in Oversight of the Company's Compliance with Policies and Procedures

  The Committee shall review and monitor, as appropriate, unless already being reviewed by the Board:

    Compliance programs and corrective actions regarding any deficiencies noted by auditors or examiners regarding compliance or compliance programs.
    Significant findings of any examination by regulatory authorities or agencies and corrective actions regarding any deficiencies noted in regulatory examinations.

  Other Duties

  The Committee shall perform the following other duties and shall undertake such additional duties as may be delegated to it by the Board from time to time:

  1. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  2. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

  3. Review and approve all transactions with the Company where a director, executive officer, or 5% of greater shareholder, or a member of the immediate family of any of these persons, has a direct or indirect material interest.

  4. Make special studies of any allegations of managerial misconduct by its executives.

  5. Review on an annual basis the adequacy of this Charter.

  The Committee is responsible for overseeing the above matters and activities by management and the registered public accounting firm. The Committee shall have access to all documents and personnel of the Company and its subsidiaries in performing its responsibilities. The management of the Company however, remain responsible for preparing the financial statements and the internal control process and the registered public accounting firm is responsible for auditing those financial statements and reviewing the internal control process. The management and the registered public accounting firm have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any special assurance as to the Company's financial statements or internal control process or any professional certification as to the independent auditor's work.

  MEETINGS

  Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board of the Company, or by a majority of the members of the Committee. At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, legal counsel for the Company, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

  The Audit Committee shall regularly meet with the Company's independent auditor with no officers or employees of the Company present.

  OUTSIDE ADVISORS

  The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee as deemed appropriate by the Committee. The Committee shall have authority to pay all fees and expenses of such outside advisors as it deems appropriate.